UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

CACI International Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 N. Glebe Road Arlington, Virginia		22201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 841-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of CACI International Inc (the “Company”), for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, was held on November 14, 2019.

The results detailed below represent the final voting results:

Proposal 1

The following ten nominees were elected to the Board of Directors of the Company:

Director Name	For	Against	Abstain	Broker Non-Votes
Michael A. Daniels	20,337,926	232,746	11,379	1,827,731
William L. Jews	20,558,404	51,567	12,080	1,827,731
Gregory G. Johnson	20,336,864	273,763	11,424	1,827,731
J.P. London	20,349,027	262,401	10,623	1,827,731
John S. Mengucci	20,479,168	132,330	10,553	1,827,731
James L. Pavitt	20,364,018	246,857	11,176	1,827,731
Warren R. Phillips	18,284,533	2,325,469	12,049	1,827,731
Debora A. Plunkett	20,562,185	49,973	9,983	1,827,731
Charles P. Revoile	19,254,405	1,355,567	12,079	1,827,731
William S. Wallace	20,470,811	140,097	11,143	1,827,731

 Proposal 2

Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2019 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion:

For	Against	Abstain	Broker Non-Votes
19,901,305	659,281	61,465	1,827,731

Proposal 3

Shareholders approved an amendment to the Company’s 2002 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
20,574,453	27,435	20,163	1,827,731

Proposal 4

Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

For	Against	Abstain
21,987,796	447,123	14,863

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CACI International Inc

Date: November 20, 2019	By:	/s/ J. William Koegel, Jr.
J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary